REPORT OF
INDEPENDENT
REGISTERED
PUBLIC
ACCOUNTING FIRM



Shareholders and Board
of Trustees
Northern Lights Fund
Trust
Hauppauge, NY 11788


In planning and performing
our audit of the financial
statements of Beech Hill
Total Return Fund (the
"Fund"), a series of
Northern Lights Fund Trust
as of and for the year ended
December 31, 2016, in
accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered the
Fund's internal control
over financial reporting,
including controls over
safeguarding securities, as
a basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply
with the requirements of
Form N-SAR, but not for
the purpose of expressing
an opinion on the
effectiveness of the Fund's
internal control over
financial reporting.
Accordingly, we express
no such opinion.

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting.   In
fulfilling this
responsibility, estimates
and judgments by
management are required
to assess the expected
benefits and related costs
of controls.   A company's
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles.   A
company's internal control
over financial reporting
includes those policies and
procedures that (1) pertain
to the maintenance of
records that, in reasonable
detail, accurately and fairly
reflect the transactions and
dispositions of the assets of
the company; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles, and
that receipts and
expenditures of the
company are being made
only in accordance with
authorizations of
management and directors
of the company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of unauthorized
acquisition, use or
disposition of a company's
assets that could have a
material effect on the
financial statements.

Because of inherent
limitations, internal control
over financial reporting
may not prevent or detect
misstatements.   Also,
projections of any
evaluation of effectiveness
to future periods are
subject to the risk that
controls may become
inadequate because of
changes in conditions, or
that the degree of
compliance with the
policies or procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees,
in the normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis.   A material
weakness is a deficiency,
or combination of
deficiencies, in internal
control over financial
reporting, such that there is
a reasonable possibility
that a material
misstatement of the Fund's
annual or interim financial
statements will not be
prevented or detected on a
timely basis.





Shareholders and Board
of Trustees
Northern Lights Fund
Trust
Page Two





Our consideration of the
Fund's internal control
over financial reporting
was for the limited purpose
described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal
control that might be
material weaknesses under
standards established by
the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the Fund's
internal control over
financial reporting and its
operation, including
controls over safeguarding
securities that we consider
to be material weaknesses
as defined above as of
December 31, 2016.

This report is intended
solely for the information
and use of management,
the Board of Trustees of
the Northern Lights Fund
Trust and the Securities
and Exchange
Commission, and is not
intended to be and should
not be used by anyone
other than these specified
parties.






	TAIT,
WELLER & BAKER
LLP

Philadelphia,
Pennsylvania
March 1, 2017